UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 24, 2007

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31390	06-1195422
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

2400 Xenium Lane North
	Plymouth, Minnesota	55441
	(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  (763) 551-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2007, Christopher and Banks Corporation (the “Company”) entered into an employment agreement with Andrew K. Moller, Executive Vice President and Chief Financial Officer, which agreement continues until February 28, 2009 unless earlier terminated as provided in the agreement.  Pursuant to the terms of the agreement, Mr. Moller’s base salary beginning March 1, 2007 is $330,000 and is subject to review at least annually.  If Mr. Moller’s employment is terminated by the Company without cause, Mr. Moller is entitled to his base salary for the longer of (i) the remaining term of the employment agreement or (ii) twelve months from notice of termination, less any cash compensation earned by Mr. Moller during the period.  If within  twelve months after a change of control Mr. Moller’s employment is terminated without cause, or Mr. Moller terminates his employment for good reason, Mr. Moller will be entitled to a lump sum payment equal to one year of his then current base salary and continued payment of his base salary for the longer of (i) the remaining term of the employment agreement or (ii) twelve months from notice of termination, less any cash compensation earned by Mr. Moller during the period.  In the event of a change of control, Mr. Moller’s employment agreement also provides that all unvested stock options and restricted stock held by Mr. Moller shall immediately vest.  During employment with the Company and for one year following termination of such employment, Mr. Moller has agreed that he will not compete with us or solicit any of our employees, customers or contractors for employment or business purposes.

This agreement replaces and supersedes the employment agreement dated as of March 1, 2004 between the Company and Mr. Moller.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the complete employment agreement filed as an Exhibit to this Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial statements:  None.

(b)           Pro forma financial information:  None.

(c)           Shell company transactions:  None.

(d)           Exhibits:

10.1         Employment Agreement dated May 24, 2007 with Andrew K. Moller

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: May 30, 2007	By:	/s/ Luke Komarek
Luke Komarek
Senior Vice President and General Counsel

CHRISTOPHER & BANKS CORPORATION

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Employment Agreement dated May 24, 2007 with Andrew K. Moller